===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        GOODRICH PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                        Goodrich Petroleum Corporation

                                Houston, Texas

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 2000

                               ----------------

To the Stockholders:

   The annual meeting of the stockholders of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), will be held at the Wheless Auditorium, AmSouth Center, 333 Texas Street, Shreveport, Louisiana on May 18, 2000, at 11:00 a.m. local time, for the following purposes:

  1. To elect two directors to serve until the annual meeting of stockholders in 2003; and

  2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2000; and

  3. To approve an amendment to the Company's 1995 Stock Option Plan; and

  4. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

   The close of business on March 20, 2000, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment(s) thereof.

   You are cordially invited to attend the annual meeting. It is important that your shares be represented at the meeting regardless of whether you plan to attend. Therefore, please mark, sign, date and return the enclosed proxy promptly. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                           Officer

April 17, 2000
Houston, Texas

                        Goodrich Petroleum Corporation

                               815 Walker Street
                                  Suite 1040
                             Houston, Texas 77002

                               ----------------

                                PROXY STATEMENT

                               ----------------

                   SOLICITATION AND REVOCABILITY OF PROXIES

   The accompanying proxy is solicited by the Board of Directors of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time on May 18, 2000, at the Wheless Auditorium, AmSouth Center, 333 Texas Street, Shreveport, Louisiana, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, directors, officers and employees of the Company may solicit proxies by fax, telex, telephone and personal interview. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of shares of the Company's common stock (the "Common Stock"). The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to stockholders is April 17, 2000.

   A proxy may be revoked at any time (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

   Only holders of record of shares of Common Stock at the close of business on March 20, 2000 (the "Record Date") will receive notice of and will be entitled to vote at the Annual Meeting. At the close of business on March 20, 2000, there were 8,684,849 shares of Common Stock outstanding. Holders of record of shares of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held with respect to each matter to be voted upon. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

   The Company's annual report to stockholders for the year ended December 31, 1999, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

General

   Two directors are to be elected at the annual meeting. The Company's Bylaws provide for a classified Board of Directors. The Board of Directors is divided into Classes I, II and III, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Stockholders in 2000, 2001 and 2002. Patrick E. Malloy, III and Henry Goodrich have been nominated to serve as Class II directors and, if elected, will serve until the Company's 2003 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining directors named below will not be required to stand for election at the Annual Meeting because their present terms expire in either 2001 or 2002.

   A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Directors and Director Nominees

   The following table sets forth certain information as of the record date for each nominee for director and for each director including their name, age and position with the Company:

   Class II Director and Nominee--Terms to Expire at the 2000 Annual Meeting

           Name             Age                    Position
           ----             ---                    --------
Henry Goodrich.............  69         Chairman of the Board, Director
Patrick E. Malloy, III.....  58                    Director

        Class III Directors--Terms Expiring at the 2001 Annual Meeting

           Name             Age                    Position
           ----             ---                    --------
Walter G. Goodrich.........  41 President, Chief Executive Officer and Director
Arthur A. Seeligson........  41                    Director
Michael Y. McGovern........  48                    Director

   Class I Directors and Nominees--Terms Expiring at the 2002 Annual Meeting

           Name             Age                    Position
           ----             ---                    --------
Sheldon Appel..............  66                    Director
Jeff H. Benhard............  71                    Director
Donald M. Campbell.........  60                    Director

   Walter G. "Gil" Goodrich is the President and Chief Executive Officer of the Company. Mr. Goodrich was Goodrich Oil Company's Vice President of Exploration from 1985-89 and its President from 1989 to August 1995. He joined Goodrich Oil Company as an exploration geologist in 1980. Walter G. "Gil" Goodrich is the son of Henry Goodrich.

   Arthur A. Seeligson is currently a private investor and President of Seeligson Oil Company. From 1997 to 1999 Mr. Seeligson was a managing director with the investment banking firm of Harris, Webb & Garrison. Prior to 1997, Mr. Seeligson held numerous investment banking positions with Schroder, Wertheim & Company, Inc.; Wasserstein, Parrella & Company and Alex. Brown and Sons.

   Jeff H. Benhard is the President and Chief Executive Officer of a number of businesses owned by the Benhard family, including Benhard Grain, Inc., Peoples Moss Gin Co., Inc. and Louisiana Premium Seafoods, Inc. Mr. Benhard has been involved in the agriculture and aquaculture businesses since 1949. He is currently a director of the Pan American Life Insurance Company and the Past President of the LSU Foundation. Mr. Benhard initially became a director of the Company at its inception in August 1995. He resigned from the Board of Directors in December 1996 and was reelected to the Board of Directors in May 1998.

   Sheldon Appel has been involved in real estate development and finance since 1955 when he formed the Sheldon Appel Company.

   Henry Goodrich is the chairman of the Company's board of directors. He is a petroleum geologist with over 45 years experience in the oil and gas industry. Mr. Goodrich has served as an exploration geologist with the Union Producing Company and the McCord Oil Company. From 1971 to 1975, Mr. Goodrich was President, Chief Executive Officer and a partner of the McCord-Goodrich Oil Company. In 1975, Mr. Goodrich formed the Goodrich Oil Company. Mr. Goodrich was elected Chairman of the Board of the Company in March 1996. Mr. Goodrich also serves as a consultant to the Company. Mr. Goodrich is also a director of Pan American Life Insurance Company. Henry Goodrich is the father of Walter G. "Gil" Goodrich.

   Michael Y. McGovern is currently the Chief Executive Officer for Coho Energy Resources, Inc., and was the Managing Director for Pembrook Capital Corporation, Inc. from 1998 to January 2000, which provided advisory services to all parties involved with distressed or constrained energy companies. He has also been a director and founding investor of Greystar Corporation since 1995 which provides production management services to oil and gas companies.

   Donald M. Campbell is Chief Executive Officer of Hambrecht & Quist Guaranty Finance (a subsidiary of the Chase Manhattan Corporation, following its acquisition of Hambrecht & Quist). He is also a director of the Moneda Chile Fund (Irish Stock Exchange) and Evergreen Forests Ltd. (New Zealand and Australian Stock Exchanges), and is the chairman of The New Zealand Investment Trust (London Stock Exchange). He has been a financial officer of two public corporations, and has been a principal in the formation of four private companies in the United States.

   Patrick E. Malloy, III is the President and Chief Executive Officer of Malloy Enterprises, Inc. and Malloy Real Estate, Inc. In addition. Mr. Malloy serves as a director of North Fork Bancorp and is a past Chairman of the Board for New York Bancorp (1991-1998).

Executive Officers of the Company

   The executive officers of the Company are Walter G. Goodrich, Roland L. Frautschi and Robert C. Turnham, Jr. Biographical information regarding Mr. Goodrich is included under the caption "Election of Directors--Directors and Director Nominees."

   Robert C. Turnham, Jr. is the Company's Executive Vice President and Chief Operating Officer. He has held various positions in the oil and gas business since 1981. From 1981 to 1984, Mr. Turnham served as a financial analyst for Pennzoil USA. In 1984, he formed Turnham Interests, Inc., to facilitate oil and gas investment opportunities. From 1993 to August 1995, he was a partner in and served as president of Liberty Production Company, an oil and gas exploration and production company. Mr. Turnham is 42 years of age.

   Roland L. Frautschi is the Company's Senior Vice President, Chief Financial Officer and Treasurer. He was employed by Goodrich Oil Company from 1982 to August 1995. During that time, he served Goodrich Oil Company in a number of capacities, including internal auditor, controller and from 1990 to August 1995, as Goodrich Oil Company's Vice President of Finance. Mr. Frautschi is 41 years of age.

   Each of the executive officers assumed their positions with the Company in August 1995.

Committees of the Board of Directors

   The Board of Directors of the Company had three standing committees during 1999, the membership and functions of which are described below:

   Executive Committee. The members of the Executive Committee are Messrs. Walter G. Goodrich and Henry Goodrich. The Executive Committee is delegated the authority to approve any actions that the Board of Directors could approve, except to the extent restricted by law or by the Company's Certificate of Incorporation or Bylaws.

   Audit Committee. The members of the Audit Committee are Messrs. Appel, Benhard and McGovern. Mr. Appel is chairman of the Audit Committee. The functions of the Audit Committee are to recommend to the Board of Directors the firm of independent public accountants to be engaged to audit the financial statements of the Company; meet with the auditors and financial management of the Company to review with the auditors and Company officers the Company's significant accounting policies and its internal controls; provide opportunities for the auditors to meet with the Audit Committee and Company officers; discuss matters discussed at Audit Committee meetings with the full Board of Directors; investigate any matters brought to its attention within the scope of its duties; review and assess the adequacy of the Audit Committee charter on an annual basis; and have general responsibility in connection with related matters.

   Compensation Committee. For fiscal year 1999, the members of the Compensation Committee were Messrs. Briggs, Campbell and Seeligson. Mr. Briggs served as the chairman of the Compensation Committee. Effective April 7, 2000, Mr. Briggs resigned his seat on the Board of Directors and will not stand for re-election at the 2000 Annual Meeting. Mr. Briggs' membership on and position as Chairman of the Compensation Committee will be appointed at the next scheduled meeting of the Board of Directors. The Compensation Committee's functions include the general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee makes recommendations to the Board of Directors on (i) compensation of all officers of the Company, (ii) granting of awards under and administering the Company's stock option and other benefit plans, and (iii) adopting and changing major Company compensation policies and practices.

   The Board of Directors held 8 meetings in 1999. The Audit Committee and Compensation Committee each met two times in 1999. The Executive Committee met 7 times in 1999. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

   The table below sets forth, as of March 27, 2000, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group. The total number of outstanding common shares as of March 27, 2000 was 8,684,849.

                               Beneficial
                                Ownership
                            -----------------
 Name of Beneficial Owner    Amount   Percent
 ------------------------   --------- -------
Donald M. Campbell (1)....  3,241,252  29.4%
  One Bush Street
  San Francisco, CA 94104
Patrick Malloy (2)........  1,523,284  16.3%
  Bay Street at the
   Waterfront
  Sag Harbor, NY 11963
Walter G. Goodrich
 (3)(7)...................  1,171,479  13.2%
  815 Walker Street, Suite
   1040
  Houston, TX 77002
Henry Goodrich (4)(7).....    591,088   6.8%
  333 Texas St., Suite
   1375
  Shreveport, LA 71101
Sheldon Appel (5)(6)......    449,937   5.9%
  2148 Federal Avenue,
   Suite A
  Los Angeles, CA 90025
Robert C. Turnham, Jr.
 (8)......................     77,545     *
Roland L. Frautschi (9)...     75,412     *
Michael Y. McGovern (10)..     73,702     *
Arthur A. Seeligson (11)..     29,664     *
Jeff Benhard (12).........     15,901     *
Directors and Executive
 Officers as a Group (8
 persons)(13).............  6,756,505  77.8%

--------
  * Less than 1%.
 (1) Includes 67,802 shares of Common Stock, 65,862 shares of Common Stock held by Mr. Campbell's retirement account and 2,442 shares of Common Stock owned by a partnership in which Mr. Campbell has an approximate 60 percent interest. Also 6,042 shares of Common Stock issuable upon the conversion 14,500 shares of Series A Convertible Preferred Shares and 3,584 shares of Common Stock issuable upon the conversion of 8,600 shares of Series A Convertible Preferred Shares held by Mr. Campbell's retirement account. Includes 44,254 shares of Common Stock issuable upon the conversion of 39,690 shares of Series B Convertible Stock held by Mr. Campbell, 44,600 shares of Common Stock issuable upon the conversion of 40,000 shares of Series B Convertible Stock held by Mr. Campbell's retirement account, and 892 shares of Common Stock issuable upon the conversion of 800 shares of Series B Convertible Stock held by Mr. Campbell's wife. Further includes the face value of $253,080 in convertible notes (convertible into 63,270 shares of Common Stock) held by Mr. Campbell, the face value of $248,632 in convertible notes (convertible into 62,158 shares of Common Stock) held by Mr. Campbell's retirement account and the face value of $3,332,668 in convertible notes (convertible into 833,167 shares of Common Stock) held by Hambrecht and Quist Guaranty Finance, LLC. Also includes warrants to purchase 66,825 shares of Common Stock held by Mr. Campbell, warrants to purchase 65,175 shares of Common Stock held by Mr. Campbell's retirement account and warrants to purchase 1,159,978 shares of Common Stock held by Hambrecht & Quist Guaranty Finance, LLC.
 (2) Includes 880,839 shares of Common Stock, $1,249,781 of Goodrich Petroleum Company LLC Convertible Notes, which are currently convertible into 330,000 shares of Common Stock and warrants to purchase 330,000 shares of Common Stock, which are exercisable at March 31, 2000.

 (3) Includes 509,019 shares of Common Stock held by HGF Partnership, a Louisiana partnership owned by Henry Goodrich and Walter G. Goodrich.
     Henry Goodrich is the managing general partner of HGF Partnership and Walter G. Goodrich holds an indirect general partnership interest in the partnership. Henry Goodrich exercises sole voting and investment power with respect to the shares of Common Stock held by the partnership. Includes 47,833 shares of Common Stock issuable upon the conversion of 42,900 shares of Series B Convertible Preferred Stock. Also includes 282,134 shares of Common Stock currently owned by Goodrich Energy, Inc.
     and 61,496 shares of Common Stock issuable to Goodrich Energy, Inc. upon the conversion of 55,153 shares of Series B Convertible Preferred Stock. Walter G. Goodrich is the sole stockholder of Goodrich Energy, Inc. Also includes 1,667 shares of Common Stock issuable upon the conversion of 4,000 shares of Series A Convertible Preferred Stock. Henry Goodrich and Walter G. Goodrich beneficially own an aggregate of 1,253,548 shares, or 14.1% of the outstanding shares of Common Stock.
 (4) Includes 509,019 shares of Common Stock held by HGF Partnership, a Louisiana partnership owned by Henry Goodrich and Walter G. Goodrich.
     Henry Goodrich is the managing general partner of HGF Partnership and Walter G. Goodrich holds an indirect general partnership interest in the partnership. Henry Goodrich exercises sole voting and investment power with respect to the shares of Common Stock held by the partnership.
     Henry Goodrich and Walter G. Goodrich beneficially own an aggregate of 1,253,548 shares (or 14.1%) of the outstanding Common Stock.
 (5) Also includes 7,250 shares of Common Stock issuable upon the exercise of outstanding stock options, exercisable within 60 days of the Record Date, under the Company's 1997 Nonemployee Director Compensation Plan.
 (6) Includes 109,136 shares of Common Stock and 27,925 shares issuable upon the conversion of 67,015 shares of Series A Convertible Preferred Stock held by Sheldon Appel. Also includes 304,486 shares issuable upon the conversion of 273,082 shares of Series B Convertible Preferred Stock held by a trust of which Mr. Appel is trustee.
 (7) Also includes 62,688 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1995 Employee Stock Option Plan.
 (8) Includes 1,375 shares of Common Stock issuable upon the conversion of 3,300 shares of Series A Convertible Preferred Stock. Also includes
     21,450 shares of Common Stock and 2,084 shares of Common Stock issuable upon the conversion of 5,000 shares of Series A Convertible Preferred
     Stock held by Mr. Turnham's wife. Also includes 30,810 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1995 Stock Option Plan.
 (9) Includes 39,914 shares of Common Stock and 35,498 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company's 1995 Employee Stock Option Plan.
(10) Represents 20,851 shares of Common Stock; face value of $83,360 in convertible notes (convertible into 20,840 shares of Common Stock) and warrants to purchase 22,011 shares of Common Stock, all held by a partnership in which Mr. McGovern has an approximate 50% interest. Also includes warrants to purchase 10,000 shares of Common Stock held by Mr. McGovern.
(11) Includes 11,000 shares of Common Stock issuable upon the exercise of outstanding stock options, exercisable within 60 days of the Record Date, under the Company's 1997 Nonemployee Director Compensation Plan.
(12) Includes 7,088 shares of Common Stock and 6,313 shares of Common Stock issuable upon the exercise of outstanding stock options, exercisable within 60 days of the Record Date, under the Company's 1997 Non-Employee Director Compensation Plan. Also includes 2,500 shares of Common Stock held by Mr. Benhard's wife.
(13) The number of shares of Common Stock beneficially owned by all executive officers and directors as a group includes (i) 28,876 shares of Common Stock issuable upon the exercise of outstanding stock options, exercisable within 60 days of the Record Date, under the Company's 1997 Nonemployee Director Compensation Plan, (ii) 190,884 shares of Common
     Stock issuable upon the exercise of outstanding stock options, exercisable within 60 days of the Record Date, under the Company's 1995 Stock Option Plan, (iii) 20,460 shares of Common Stock issuable upon the conversion of 49,100 shares of Series A Convertible Preferred Stock,
     (iv) 436,296 shares of Common Stock issuable upon the conversion of 389,550 shares of Series B Convertible Preferred Stock, (v) 1,291,880 shares of Common Stock issuable upon the conversion of Goodrich Petroleum Company, LLC convertible notes, and (vi) 1,653,989 shares of Common Stock issuable upon the exercise of stock purchase warrants which are currently exercisable.

Director Compensation

   General. For serving as a member of the Company's Board of Directors, each of the directors who are not officers or consultants of the Company or its subsidiaries have been paid $1,000 for each meeting attended. In addition, directors were reimbursed for their reasonable out-of-pocket expenses incurred in connection with travel to meetings of the Board of Directors or committees thereof and received periodic grants of options to purchase Common Stock. Directors did not receive compensation for serving on committees.

   Nonemployee Director Compensation Plan. The Goodrich Petroleum Corporation Directors Compensation Plan (the "Directors Compensation Plan") provides for both discretionary option and formula option grants and is administered by the Board of Directors of the Company, which may delegate all of its power of administration, with the exception of the power to authorize issuance of options. No director may vote or decide upon any matter relating solely to such director under the Directors Compensation Plan, nor may any director vote in any case in which the director's individual right to claim any benefit under the Directors Compensation Plan is particularly involved. The purposes of the Director Compensation Plan are to attract and retain the services of experienced and knowledgeable outside directors of the Company and to provide an incentive for such outside directors to increase their proprietary interest in the Company's long-term success and progress.

   The Directors Compensation Plan provides for an annual fee of $5,000 (in cash or common stock) to be paid to each nonemployee director. The Directors Compensation Plan also provides for the annual issuance of options to purchase 2,000 shares of Common Stock to each nonemployee director on the date of the Company's Annual Meeting of Stockholders.

   The Directors Compensation Plan also provides for the payment of $1,000 to each nonemployee director for each board meeting attended in person, and the reimbursement of reasonable out-of-pocket expenses in connection with travel to meetings of the Board of Directors or committees thereof.

   The maximum number of shares of Common Stock that may be issued under the Directors Compensation Plan is 150,000. Options granted under the Directors Compensation Plan have a term of 10 years and are subject to earlier termination if the optionee's membership on the Board of Directors terminates for cause. If the optionee's membership on the Board of Directors is terminated for any reason other than cause, options may be exercised for up to four years from the date of such termination, but only as to the number of shares of Common Stock such optionee could have purchased on the date of termination from the Board of Directors. Discretionary option grants are exercisable as determined by the Board of Directors, and formula option grants are fully exercisable on the date of grant. The exercise price of an option shall be the closing stock price on the date of grant for both discretionary option grants and formula option grants.

   The Directors Compensation Plan contains provisions whereby the Board of Directors may make adjustments to the number of shares of Common Stock to be acquired upon exercise of options in the event of a stock split, combination or stock dividend.

   The Directors Compensation Plan may be amended or terminated at any time by the Board of Directors. Such amendment or termination will not impair the rights of a non-employee director or affect options previously granted and outstanding under the Directors Compensation Plan.

Executive Compensation and Other Information

   The following table summarizes certain information with respect to the compensation earned by the Company's executive officers for services rendered in all capacities during the years indicated.

                                      Annual         Long-Term
                                 Compensation(1)   Compensation--
                                 ----------------    Securities
   Name and Principal     Fiscal                     Underlying       All Other
        Position           Year   Salary   Bonus  Options (Number) Compensation(2)
   ------------------     ------ -------- ------- ---------------- ---------------
Walter G. Goodrich......   1999  $150,196 $    --      87,288          $4,500
 President and Chief       1998  $150,000 $    --      26,800          $3,225
  Executive
 Officer                   1997  $150,000 $30,000      25,000          $4,400

Robert C. Turnham, Jr...   1999  $ 97,838 $    --      48,310          $2,929
 Executive Vice            1998  $ 97,889 $    --      16,080          $2,929
  President and
 Chief Operating Officer   1997  $ 94,003 $18,000          --          $1,084

Roland L. Frautschi.....   1999  $ 87,539 $    --      51,498          $2,620
 Senior Vice President     1998  $ 87,589 $    --      16,080          $2,620
  and
 Chief Financial Officer   1997  $ 85,861 $18,000          --          $2,619

--------
(1) During the years presented perquisites for the persons named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.
(2) Amounts represent matching contributions by the Company to the executive officer's SIMPLE IRA accounts.
(3) Options granted prior to 1999 were surrendered in February 1999. See "Stock Option Exercises and Year End Holdings".

Goodrich Petroleum Corporation 1995 Stock Option Plan ("Goodrich Plan")

   The Goodrich Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Code, or options that do not constitute incentive stock options ("nonqualified stock options")), restricted stock awards, stock appreciation rights, long-term incentive awards, and phantom stock awards, or any combination thereof. The Goodrich Plan covers an aggregate of 375,000 shares of Common Stock (subject to certain adjustments in the event of stock dividends, stock splits and certain other events). No more than 62,500 shares of Common Stock, subject to adjustments, may be issued pursuant to grants made under the Goodrich Plan to any one employee in any one year. The limitation set forth in the preceding sentence will be applied in a manner which permits compensation generated in connection with the exercise of options, stock appreciation rights and, if determined by the Compensation Committee, restricted stock awards to constitute "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Administration. The Goodrich Plan is administered by the Compensation Committee, which consists of members of the Board who are outside and disinterested directors for purposes of the Code and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee has the power to determine which employees will receive an award, the time or times when such award will be made, the type of award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are employees or consultants of the Company or of any subsidiary of the Company are eligible to receive grants under the Goodrich Plan.

   Options. The Goodrich Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the Goodrich Plan. The term of any option granted under the Goodrich Plan shall be determined by the Compensation Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the Goodrich Plan is determined by the Compensation Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on the date the option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of the shares at the time such option is granted. The exercise price of options granted under the Goodrich Plan is paid in full in a manner prescribed by the Compensation Committee.

   Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee such as (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Compensation Committee, (v) the return on stockholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations; (b) the grantee's tenure with the Company; or (c) a combination of both factors. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

   Stock Appreciation Rights. A stock appreciation right permits the holder to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised earlier than six months from the date of grant. A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Compensation Committee.

   Long-Term Incentive and Phantom Stock Awards. The Goodrich Plan permits grants of long-term incentive awards ("performance awards") and phantom stock awards, which may be paid in cash, Common Stock, or a combination thereof as determined by the Compensation Committee. Performance awards granted under the Goodrich Plan have a maximum value established by the Compensation Committee at the time of the grant. A grantee's receipt of such amount is contingent upon satisfaction by the Company, or any subsidiary, division or department thereof, of future performance conditions established by the Compensation Committee prior to the beginning of the performance period. Such performance awards, however, shall be subject to later revisions as the Compensation Committee shall deem appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period. Phantom stock awards granted under the Goodrich Plan are awards of Common Stock or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event(s) (including, without limitation, a change of control) established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award terminates if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee shall take into account the employee's responsibility level, performance, potential, other awards under the Goodrich Plan, and such other consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

Stock Option Grants in Last Fiscal Year

   The following table sets forth information concerning stock options granted during 1999 to the executive officers named in the Summary Compensation Table.

                                                                             Potential
                                                                            realizable
                                                                             value at
                                                                          assumed annual
                                                                          rates of stock
                                                                               price
                                                                           appreciation
                              Individual grants                           for option term
     -------------------------------------------------------------------- ---------------
                              Number of   Percent of
                              securities   options    Exercise
                              underlying  granted to  or base
                               options   employees in  price   Expiration
               Name            granted   fiscal year   ($/Sh)     date      5%      10%
               ----           ---------- ------------ -------- ---------- ------- -------
     Walter G. Goodrich......   62,288        17%      $0.83   02/25/2004 $14,197 $19,961
                                25,000         7%      $2.89   12/15/2004 $31,373 $44,109

     Robert C. Turnham.......   30,810         8%      $0.75   02/25/2004 $15,985 $31,806
                                17,500         5%      $2.63   12/15/2004 $26,828 $53,380

     Roland L. Frautschi.....   35,498         9%      $0.75   02/25/2004 $18,418 $30,910
                                16,000         4%      $2.63   12/15/2004 $29,080 $48,805

Stock Option Exercises and Year-End Holdings

   The named executive officers did not exercise any stock options during 1999.

   At the February 25, 1999 meeting of the Board of Directors, the Board of Directors approved a surrender/regrant program whereby employees and directors of the Company could surrender their present options and be regranted options equal to 75% of their previous number of options. Vesting periods for the regranted options began with the regrant date and the options will have an exercise price equal to the closing stock price on the date of declaration by the Board of Directors.

   The following table sets forth information concerning stock option holdings and the value of unexercised in-the-money stock options held by the executive officers of the Company named in the Summary Compensation Table.

                                Number of Shares
                             Underlying Unexercised     Value of Unexercised
                                 Options Held at      In-the-Money Options Held
                                December 31, 1999      at December 31, 1999(1)
                            ------------------------- -------------------------
           Name             Exercisable Unexercisable Exercisable Unexercisable
           ----             ----------- ------------- ----------- -------------
Walter G. Goodrich.........      --        87,288         $--       $123,638
Roland L. Frautschi........      --        48,310         $--       $ 69,045
Robert C. Turnham, Jr......      --        51,498         $--       $ 68,624

--------
(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 1999 was $2.31 per share based on the closing sales price on the New York Stock Exchange on such date.

   In February 1999 pursuant to the aforementioned stock option surrender/regrant program, Walter G. Goodrich surrendered stock options representing 83,050 shares of Common Stock, and was regranted stock options representing 62,288 shares of Common Stock. Such stock options are fully vested and have an exercise price per share of $0.83. Roland L. Frautschi and Robert C. Turnham, Jr., surrendered stock options representing 47,330 and 41,080 shares of Common Stock, respectively, and were regranted stock options representing 35,498 and 30,810 shares of Common Stock, respectively. Such stock options are fully vested and have an exercise price per share of $0.75.

Compensation Report of the Board of Directors

   The Compensation Committee is responsible for evaluating the performance of management, determining the compensation for certain executive officers of the Company, and administering the Company's stock option plans under which stock-related grants and awards may be made to employees of the Company. The members of the Compensation Committee have furnished the following report on executive compensation for 1999.

   The Company has developed a compensation policy which is designed to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package of executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the individual's and/or the Company's achievement of certain goals or milestones, and (iii) long-term stock based incentive awards which strengthen the mutuality of interest between the executive officers and the Company's stockholders.

   In determining the level and position of compensation for each of the Company's executive officers, the Board of Directors took into account various qualitative and quantitative indicators of corporate and individual performance. The Board of Directors generally seeks to set salaries at the low to medium end of the range in comparison to peer group companies. In setting such salaries, the Board of Directors considers its peer group to be certain companies in the energy exploration and production industry with market capitalizations similar to that of the Company. In addition, in evaluating the performance of management, the Board of Directors takes into consideration such factors as oil and gas drilling results, successful acquisitions and operating results. The Board of Directors also recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects, demonstrated leadership ability, and contributions to the industry and community development.

   For 1999, the Board of Directors included in its evaluations the exploration and financial results of the Company along with each individual's job performance. Base compensation is established by the Compensation Committee, subject to the approval of the Board of Directors, and reviewed annually. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive, and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility and compensation levels of comparable companies. No predetermined weights are given to any one of such factors. The salaries for each of the executive officers in 1999 were determined based on the foregoing factors.

   In addition to each executive officer's base compensation, the Board may award cash bonuses and/or stock grant awards under the Company's stock option plan to chosen executive officers depending on the extent to which certain personal and corporate performance goals are achieved. Such goals are the same as discussed above. There were no cash or stock bonuses awarded to executive officers for 1999 as disclosed in the Summary Compensation Table.

   The Board of Directors has not yet adopted a policy with respect to the limitation under the Federal Tax Code that generally limits the Company's ability to deduct compensation in excess of $1,000,000 to a particular executive officer in any year.

                                          The Compensation Committee

                                          Donald M. Campbell
                                          Arthur A. Seeligson

Performance Graph

   The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and the Prudential Securities E & P Small Cap Price Index for the period beginning August 15, 1995 (the Company's inception) and ending December 31, 1999. The graph assumes that the value of the investment in the shares of Common Stock and each index was $100 at August 15, 1995 (using the closing price of $7.50 for the Company's Shares), and that all dividends were reinvested. The Common Stock began trading on the New York Stock Exchange on August 15, 1995. Prior to that time there was no market in the Company's stock and, accordingly, five year data is not applicable.

                        Comparison of Cumulative Return
                      Among Goodrich Petroleum Corporation
                   S & P 500 Index and Prudential Securities
                          E & P Small Cap Price Index





                        PERFORMANCE GRAPH APPEARS HERE

                                                          PRUDENTIAL
                                                          SECURITIES
                           GOODRICH        S&P          E & P 500 SMALL
                           PETROLEUM     500 INDEX      CAP PRICE INDEX
                           ---------     ---------      ---------------
08/15/95                    100.00         100.00           100.00
12/29/95                     86.65         110.27           106.49
06/28/96                     86.91         120.06           142.22
12/31/96                     73.32         132.61           181.29
06/30/97                     73.32         158.48           181.56
12/31/97                    113.31         173.74           197.38
06/30/98                     74.15         202.99           165.99
12/31/98                     17.50         220.10            86.79
06/30/99                     12.50         245.79           112.73
12/31/99                     30.83         263.08           108.11

Compensation Committee Interlocks and Insider Participation

   During 1999, no executive officer of the Company served as (i) a member of the Compensation Committee (or other Board committees performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act, requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

   The Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with except for Forms 3 and 4 of Messrs. Campbell and McGovern which should have been filed in September 1999 and were filed in October 1999.

Certain Relationships and Other Transactions

 Working Interest Investments by Executive Officers

   In connection with the cessation of new prospect activities by Goodrich Oil Company, the former investors of Goodrich Oil Company, including Henry Goodrich, Walter G. Goodrich and Roland L. Frautschi, are working interest investors in certain of the drilling prospects of the Company, and each individually participated in one well drilled by the Company during 1999. Such persons have paid their pro rata share of all expenses associated with their interest in each prospect. During 1999, the sum of such persons' participation interests did not exceed 5% of the aggregate interests of all participants in those prospects.

 Consulting Agreement with Henry Goodrich

   The Company entered into a five-year consulting agreement with Mr. Henry Goodrich commencing August 15, 1995. Mr. Goodrich provides consulting services to the Company with regard to the identification and evaluation of acquisition and drilling opportunities, financing transactions, investor relations and other matters. Mr. Goodrich receives annual consulting fees from the Company of $150,000 for such services over the five-year term of the agreement. Mr. Goodrich received options to purchase 26,800 shares of Common Stock in 1998.

                PROPOSAL 2--TO AMEND THE 1995 STOCK OPTION PLAN

   The Board and the stockholders of the Company adopted the 1995 Stock Option Plan (the "Stock Incentive Plan") in 1995. The purpose of the Stock Option Plan is to encourage selected persons to serve as employees, directors, consultants, and advisors of the Company and its subsidiaries and to develop in such individuals a proprietary interest in the growth and performance of the Company. A further purpose of the Stock Option Plan is to provide such individuals with an increased incentive to contribute to the Company's future success and prosperity, thus enhance the value of the Company for the benefit of its stockholders and to enhance the ability of the Company and its subsidiaries to attract and retain individuals who are essential to the progress, growth and profitability of the Company. See "Goodrich Petroleum Corporation 1995 Stock Option Plan" on page 8 for a summary of the plan.

   As of December 31, 1999, the Company had issued options to purchase 374,196 shares of Common Stock under the Stock Option Plan effectively representing all shares authorized under the Stock Incentive Plan. The Board of Directors of the Company believes that in order to continue to attract and retain high quality personnel, the Stock Option Plan should be amended to increase the number of shares authorized under the plan from 375,000 to 1,175,000 shares. The Company projects that 1,175,000 shares will be sufficient to cover awards under the Stock Option Plan for the foreseeable future.

   The Board of Directors has adopted an amendment to the Stock Option Plan to increase the number of shares available for issuance under the Stock Option Plan from 375,000 to 1,175,000. The amendment to the Stock Option Plan is contingent upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved

   The Board of Directors recommends that stockholders vote "FOR" ratification of the amendment to the 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance from 375,000 to 1,175,00 and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

                       PROPOSAL 3--APPROVAL OF AUDITORS

   Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders. KPMG LLP has acted as the Company's auditors since its inception in 1995. A representative of KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

   The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year 2000. Approval of the proposal requires the affirmative vote of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the effect of a vote against the proposal, and broker non-votes will have no effect on the proposal (assuming a quorum is present).

   The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of KPMG LLP, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

                STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

   Stockholders may propose matters to be presented at stockholders' meetings and may also nominate persons to be directors. Formal procedures have been established for those proposals and nominations.

Proposals for 2001 Annual Meeting

   Pursuant to various rules promulgated by the SEC, any proposals of holders of Common Stock intended to be presented to the Annual Meeting of Stockholders of the Company to be held in 2001 must be received by the Company, addressed to Lonnie J. Shaw, Secretary, 815 Walker Street, Suite 1040, Houston, Texas 77002, no later than January 21, 2001, to be included in the Company proxy statement and form of proxy relating to that meeting. With respect to business to be brought before the Annual Meeting, the Company has not received any notices from its stockholders.

   In addition to the SEC rules described in the preceding paragraph, the Company's bylaws provide that for business to be properly brought before the Company's Annual Meeting of Stockholders, it must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote at such meeting and who complies with the following notice procedures. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice in writing of the business to be brought before an Annual Meeting of Stockholders of the Company to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2001, it must be delivered to or mailed and received at the Company's principal executive offices, 815 Walker Street, Suite 1040, Houston, Texas 77002, on or before February 18, 2001. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the acquisition date, the class and the number of shares of Common Stock that are owned beneficially by the stockholder, (iv) any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions. Notwithstanding anything in the Company's bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures outlined above.

Director Nominations for 2001 Annual Meeting and for Any Special Meetings

   Only persons who are nominated in accordance with the following procedures will be eligible for election, and to serve, as directors. Nominations of persons for election to the Company's Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2001, it must be delivered to or mailed and received at the Company's principal executive offices, 815 Walker Street, Suite 1040, Houston, Texas 77002 (i) with respect to an election to be held at the annual meeting of stockholders of the Company, before February 18, 2001, and (ii) with respect to an election to be held at a special meeting of stockholders of the Company for the election of Directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. In the event a person is validly designated as a nominee to the Board of Directors and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                           Officer

Houston, Texas
April 17, 2000

PROXY                  GOODRICH PETROLEUM CORPORATION                     PROXY

            Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders on May 18, 2000

     The undersigned hereby constitutes and appoints Walter G. Goodrich and Lonnie J. Shaw and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Goodrich Petroleum Corporation to be held at Wheless Auditorium, AmSouth Center, 333 Texas St., Shreveport, Louisiana, on May 18, 2000 at 11:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

   STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

               (To be Signed and Continued on the Reverse Side.)

--------------------------------------------------------------------------------






5232--Goodrich Petroleum Corp.

                        GOODRICH PETROLEUM CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]



[                                                                                                                     ]

1. Election of Directors -
   Nominees: (Class III)01-Henry Goodrich            For  Withhold  For All   2. Proposal to ratify the amendment to
                        02-Patrick E. Malloy, III     All    All     Except*     the Company's 1995 Stock Option Plan
   *To withhold authority to vote for any individual  [ ]    [ ]      [ ]        authorizing an additional 800,000
   nominee, write that nominee's name on the line                                shares of Common Stock for Issuance
   provided below:                                                               under the plan.
   ____________________________________________________
                                                                                    For      Against       Abstain
                                                                                    [ ]        [ ]           [ ]

                                                                              3. Proposal to ratify the appointment
                                                                                 of KPMG Peat Marwick LLP as the
                                                                                 Company's independent auditors for
                                                                                 the fiscal year ended December 31,
                                                                                 2000.

                                                                                     For      Against       Abstain
                                                                                     [ ]        [ ]           [ ]

                                                                              This Proxy is solicited on behalf of
                                                                              the Board of Directors. This Proxy
                                                                              will be voted as directed. In the
                                                                              absence of direction, this Proxy will
                                                                              be voted FOR the two nominees and FOR
                                                                              Proposals 2 and 3.

                                                                              Dated:________________,2000

                                                                              Signature(s)__________________________

                                                                              ______________________________________

                                                                              NOTE: When signing as attorney,
                                                                              executor, administrator, trustee or
                                                                              guardian, please give full title.
                                                                              If more than one trustee, all should
                                                                              sign. All joint owners must sign.
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                                                       FOLD AND DETACH HERE

                                                      YOUR VOTE IS IMPORTANT.

                                    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                                                   USING THE ENCLOSED ENVELOPE.

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5232--Goodrich Petroleum Corp.